股权及知识产权转让协议

 Equity and intellectual property rights transfer agreement

转让方： 美国安维安防集团（亚洲）有限公司（以下简称“甲方”）

Transferor：ANV Security Group (Asia) Limited, USA. (Hereinafter referred to as "Party A")

注册地址：11/F, AXA Centre, 151 Gloucester Road, Wanchai, Hong Kong

Registered Address：11/F, AXA Centre, 151 Gloucester Road, Wanchai, Hong Kong

授权代表：  Wilson  Wang

Authorized representative：Wilson  Wang

受让方一： 香港安普威视科技有限公司（以下简称“乙方”）

Transferee 1：Aopvision Science and Technology Co., Ltd. Hong Kong (Hereinafter referred to as "Party B")

注册地址：Unit E, 15/F, Cheuk Nang Plaza, 250 hennessy Road, Wanchai

Registered Address：Unit E, 15/F, Cheuk Nang Plaza, 250 Hennessey Road, Wanchai

授权代表：蒋秀

Authorized representative： Jiang  Xiu

受让方二： 卜正武（以下简称“丙方”）

Transferee 2 ：Pu Zheng Wu (Hereinafter referred to as "Party C")

居住地址：广州市汇景南路15号802房

Address: House No, 802, 15th Hui Jing South Road, Guangzhou City.

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转让标的： 安维安防技术（中国）有限公司（以下简称“目标公司”）

Subject of transfer: ANV Security Technology (China) Co., Ltd. (Hereinafter referred to as the "Target Company")

注册地址：深圳市龙岗区坂田上雪科技园东区7号B栋3层

Registered Address: 3rd Floor, Building B, No 7 East Block, Shang Xue Technology Park, Ban Tian Long Gang District, Shen Zhen

法人代表： 李廷义

Legal Representative: Li Tingyi

鉴于：

In view of:

1、目标公司是甲方于2010年9月在中国收购的全资子公司，其前身为深圳市安格视科技有限公司，原股东为李廷义和蒋秀，下设北京、山东、沈阳、石家庄四家分公司和一家泰安子公司；现有DVR、网络摄像机、模拟摄像机生产线和网络视频会议指挥调度系统平台（其中：模拟摄像机已经租售给广州奥奇曼电子有限公司经营，期限三年）；公司拥有“安尼”商标、“安普威视”商标和安维三个注册商标；现为国家级高新技术企业。

1. The target company is the Party A in September 2010 acquisition in China, a wholly-owned subsidiary.  Formerly as Aopvision Science & Technology Company Shen Zhen The original shareholders Li Tingyi & Jiang Xiu consists of Beijing, Shandong, Shenyang, Shijiazhuang four branches and a Tai Yuan subsidiary. Existing DVRs, IP cameras, analog cameras, production lines, and network video conferencing Command and Control System Platform）(Including: analog camera has been rented to Watchman Electronic Company Limited., Guangzhou for a period of three years) The company has

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 SANNCE   AOPVISION and  ANV  three registered trademark. Now as state - level high-tech enterprises.

2、甲方合法拥有目标公司100%的股权份额和知识产权，并拥有行使目标公司100%股份和知识产权的处置权力，但需要获得甲方母公司董事会和股东会的批准。

2. Party A has the goal of 100 percent of the company's equity share and intellectual property rights and have Power to dispose the 100% of the target company shares and intellectual property, but need to get the approval from the Party A the parent company board of directors and shareholders.

3、乙方为在香港注册成立的有限公司，注册股东：中国公民蒋秀。

3. Party B is established company in Hong Kong with limited liability, registered shareholder: Jiang Xiu the citizens of China.

4、丙方为中国公民，拥有甲方母公司的股票。

4. Party C is a Chinese citizen, with the shares of the parent company Party A.

5、甲方因企业发展需要，需聚焦现有资源，集中发展核心业务，决定将目标公司的全部股权对外出售。

5. Party A due to the development of enterprises need to focus existing resources and its core business. Also has decided that the Target Company’s entire equity sale out.

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6、甲方同意将所持有的目标公司100％的股份和部分知识产权分别转让给乙方和丙方，乙方、丙方同意受让前述股份和部分知识产权。

据此，甲、乙、丙三方经过充分友好协商，达成如下股权转让协议，以资共同遵守：

6. Party A agreed target company held 100% of the shares and some intellectual property rights are transferred to Party B and Party C, Party B, Party C agree to transferee of such shares and some intellectual property.

Accordingly, A, B, C the three parties been fully and friendly consultation, reached the following equity transfer agreement for the purpose jointly observe.

一、转让标的

1. Subject of Transfer

1.1本协议为甲、乙、丙三方就目标公司100％股权转让和部分知识产权签署的总协议，甲、乙、丙三方为本协议交易事项另行达成的其他一切书面或口头协议，均不得违反本协议。

1.1: This Agreement is for the A, B, C the three parties signed a general agreement on the goal of 100% of the equity transfer and some intellectual property. A, B, C the three parties oriented and all other written or verbal agreement reached agreement transactions separately are not inconsistent with this agreement.

1.2 转让给乙方标的内容：主要包括以下内容：

1.2: Transferred to Party B the subject content include the following

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1)

 目标公司的全部债权、债务、库存、现金；其中有形净总资产以2012年3月31日的财务报表（见附件）为准，实际净资产为：1121万人民币；

1. All of the target company’s debt, debt, inventory, cash; total net tangible assets at March 31, 2012 financial statements (see Annex), subject to the actual net assets: 11.21 million RMB.

2) 目标公司下属北京分公司的全部权益，但在股权变更后不得再使用目标公司分公司的名称；

2. The target company subsidiary Beijing branch with all the interests but after the change of equity no longer can use the name of the branch of the target company.

3)目标公司拥有的安普威视商标（目前授权给广州奥奇曼电子科技有限公司使用）作价人民币69万元，具体内容以目标公司与广州奥奇曼电子科技有限公司于2011年10月1日签订的《转售承包协议书》为准。

3. The target company has the trademark of Aopvision and currently authorized Watchman Electronic Technology Co Ltd., Guangzhou) for 690,000 RMB.

The specific content of the Target Company and Watchman Electronic Technology Co Ltd., Guangzhou was signed on October 1, 2011 "Resale contract agreement" to prevail.

4)目标公司承包租售给广州奥奇曼电子科技有限公司的设备租赁费三年合计人民币180万元，具体内容以目标公司与广州奥奇曼电子科技有限公司于2011年10月1日签订的《转售承包协议书》为准。

4. The target company signed the contract for the rental of equipment with Watchman Electronic Technology Co., Ltd Guangzhou the rental fees for three years is 1.8 million

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RMB. The specific content of the Target Company and Watchman Electronic Technology Co., Ltd Guangzhou was signed on October 1, 2011"Resale contract agreement shall prevail.

5)目标公司模拟摄像机原材料库存人民币130万元；

5. Analog camera raw material inventory of the target company 1.3 million RMB.

6) 目标公司拥有的ＤＶＲ、ＩＰＣ、网络摄像机等产品的技术和软件著作权。

6. The target company has a DVR, IPC, network camera technology and software copyrights

7)

目标公司的全部员工；

7. The target company's total employees

8)目标公司的销售网络渠道等。

8. The target company's sales network channels.

以上资产合计约1500万元人民币。

More than total assets of about 15 million RMB

1.3 转让给丙方标的内容：

1.3: Transferred to Party C content of the target:

1)

目标公司拥有的安尼商标作价人民币150万元；

1.  SANNCE  trademark of the target company has priced 1.5 million RMB.

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2)目标公司拥有的网络视频会议指挥调度系统平台作价人民币150万元；

以上资产合计约300万元人民币。

2. Command and Control System platform of the target company has a network video conferencing system which price of 1.5 million RMB. More than total assets of about 3 million RMB

1.4 目标公司以下内容不包括在此次股权转让范围内：

1.4: The target company following details does not include within the scope of the share transfer

1) 目标公司名称：安维安防技术（中国）有限公司；

1.  Target Company Name: ANV Security Technology (China) Co., Ltd.

2) 目标公司拥有的安维安防（ANV）商标、网站和邮箱；

2. The target company ANV Security (ANV) has a trademark, websites and E-mail.

3)目标公司下属的石家庄、沈阳、山东分公司和泰安子公司以及全部资产；

3. Target Company has subsidiaries of Shijiazhuang, Shenyang, Shandong, Tai'an and their all of the assets.

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4)目标公司截止到2012年3月31日止已经申请的各项政府资助资金（孔雀计划、发改委、科技局等）。

4. The target company until the March 31, 2012 has applied for government capital funding. (Peacocks plan, Development and Reform Commission, Science and Technology Bureau, etc.).

1.4甲方同意按本协议的条款和条件，将其合法拥有的目标公司100%的股份和部分知识产权，以及该股份所属以上1.2项权益转让给乙方；将其合法拥有的目标公司1.3项知识产权转让给丙方，乙方、丙方同意按本协议的条款和条件，受让前述股份和知识产权。

1.4: Party A agreed to the terms and conditions of this Agreement. Will target 100% of the shares to their rightful owners and some intellectual property and the shares belong to more than 1.2 equity transferred to Party B, 1.3 intellectual property rights of their legal owner of the target company are transferred to Party C. Party B & Party C agree to the terms and conditions of this Agreement, the transferee of the aforementioned shares and intellectual property.

1.5有关股权转让价款及支付条件等相关事宜，本协议第四条款已经明确约定，甲、乙、丙三方不再签署任何其他协议进行约定。

1.5: For equity transfer price and payment conditions and other related matters, article IV of this Agreement have been expressly agreed, A, B, C the three parties agreed upon no longer sign any other agreement.

二、交易方式

2．Transaction

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2.1为更好地控制甲、乙、丙三方交易成本和风险，经甲、乙、丙三方共同协商，本次交易一次性进行。在甲、乙、丙三方签署本协议后，甲、乙、丙三方就交易总标的（即目标公司100%的股权和知识产权及其所属约定权益）一次性进行转让，截止时间为2012年4月30日，如遇特殊情况，甲、乙、丙三方再签署补充协议进行约定。

2.1: In order to better control the A, B, C tripartite transaction costs and risk, by A, B, C tripartite consultations, the Transaction is only one-time carry out. The A, B,C the three parties have signed this agreement, the A, B, C tripartite transaction subject of total(100% of the target company equity and intellectual property and its affiliated agreed upon interests) One-time transfer and the deadline is April 30, 2012, Under special circumstances, A, B, C tripartite agreed upon to sign the supplemental agreement.

2.2经甲、乙、丙三方共同协商，将安维安防技术（中国）有限公司的股东由甲方变更为乙方，目标公司名称变更为深圳市安格视科技有限公司（ 暂定名）或其他名称，具体手续由乙方负责委派专人办理，甲方予以积极协助。

2.2: By A, B, C tripartite joint consultation and ANV Security Technology (China) Co., Ltd. shareholders by the Party A to change Party B and change the name of target company as the  Aopvision Science and Technology Co., Ltd. Shenzhen. (Tentative name) or other name for the procedures by the party A & B are responsible and also to appoint someone to handle. Party A to be actively assists.

2.3股权、公司名称及证照变更所产生的费用分担：变更时所产生的费用、税金等由甲、乙双方各承担50%。

2.3: Party A & B will equally share the cost of all the changes e.g. company name, license, taxes & etc.

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2.4在目标公司-安维安防集团（中国）有限公司的股东和名称变更的同时，甲方同时重新在深圳市南山区注册新的安维安防技术（中国）有限公司，由新注册公司拥有泰安子公司和石家庄、山东和沈阳分公司，在办理变更手续时，乙方应积极给予协助。

2.4: While changing the shareholders or name of the target company ANV Security Group (China) Co., Ltd. Party A at the same time re-register new ANV Security Technology (China) Co., Ltd in  Nanshan District, Shenzhen. By the new registered company should has  Tai'an, Shijiazhuang, Shandong, Shenyang Branches, Party B shall actively assist in all the process of change.

三、交易价格

3. Transaction price

3.1本协议项下目标公司100％股权和知识产权的转让价格，由甲、乙、丙三方共同商定：转让给乙方的标的总价为壹仟伍佰万元人民币（￥1500万元人民币）；转让给丙方的标的总价为叁佰万元人民币（￥300万元人民币）。

3.1: 100% equity in the Target Company under this Agreement and intellectual property transfer price. A, B & C the three parties mutually agreed the subject of  transfer to Party B a total amount of  15 million RMB and Total amount of 3 million RMB transferred to Party C.

四、交易价款支付

4. The Transaction price to pay

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4.1 乙方支付方式分为两部分：现金500万元人民币（也可以折算成港币在香港支付，汇率按照汇款当日银行挂牌汇率计算）分批支付；目标公司李廷义等管理团队持有甲方母公司的股票合计735万股作价1000万元人民币一次性由甲方收回。

4.1: Party B payment is divided into two parts, cash 5 million RMB (also can be converted into Hong Kong dollars to pay in Hong Kong, exchange rates in accordance with the same day exchange rate) Can be paid in installments; target company's Liting Yi and other management team holds a Party A stock of the parent company total of

 7. 35 million shares valued 10 million RMB recovered by the Party A at once.

4.2乙方现金部分支付方式：在三方签署本协议后3日内，乙方支付100万元人民币定金到甲方指定的人民币账户；如果甲方收到乙方支付的这100万元订金后，集团董事会或股东会没有同意此笔交易，甲方在该交易被否决起3日内如数将这100万元人民币订金返还给乙方，同时甲方不能将目标公司转让给第三方；但是如果甲方在收到乙方的上述100万人民币订金，并且集团董事会也同意此笔交易并在在深圳市工商局办理完毕股权变更手续后三个月，乙方支付100万元人民币给甲方； 乙方于2012年12月31日再支付200万元人民币给甲方；乙方于2013年6月30日支付完所有交易款项，即100万元人民币（以上付款也可以在香港用港币支付，按照当天汇率计算）。

4.2: Payment method of Party B cash portion, within 3 days after the three parties signed the agreement, Party B to pay 1 million RMB deposit to the RMB account specified by the Party A. If Party A receives 1 million RMB deposit paid by the Party B. The board of directors or shareholders of the Group did not agree to this transaction, Party A in the transaction is rejected within 3 days as shown with these 1 million RMB deposit returned to Party B and Party A can not transfer the target company to a third party. However, if Party A received 1 million RMB deposit from Party B and the Group Board of Directors also agreed to the deal and apply three months after completion of the equity modification formalities in the Industrial and Commercial Bureau of Shenzhen, Party B to pay 1 million RMB to Party A. Party B pay to party A the payment of 2 million RMB at December 31, 2012. Party B all transaction amounts should pay till June 30,

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2013, that is 1 million RMB. (The above payment also can be paid in Hong Kong dollars in Hong Kong paid in accordance with the day of the exchange rate).

4.3丙方支付方式：丙方退回持有甲方母公司股票中的220万股作价300万元人民币，由甲方一次性收回。知识产权过户手续由丙方自行办理，甲、乙双方予以协助，费用由丙方承担。

4.3: Party C payment method, Party C returned to hold wan 2.2 million in the Party A in the parent company stock price of 3 million RMB, one-time to recover from the Party A, The intellectual property transfer procedures are handled by the Party C, A and B sides to assist Party C's expense.

4.4由于甲、乙双方是在香港注册的公司，在中国国境内办理股权转让手续，甲方收到乙方的转让款后不开具中国增值税发票，只开具财务收据，如果涉及到香港税金部分，各自独立承担。

4.4: Because Party A and party B both are registered companies in Hong Kong so they have to do equity transfer procedures in China. Party A receives the transfer money from Party B will not issue VAT invoices only issue financial receipt. If it comes to Hong Kong part of tax both sides independently bear.

五、财务审计

在甲、乙、丙三方签署本股权转让协议后, 乙、丙双方可以委派专业会计师、 律师等专业人员对目标公司进行财务审计、法律调查和现场考察,但所有费用均由乙、丙双方自行承担； 甲方应通知目标公司负责人向乙、丙双方委派的审计团队提供各种证照、财务、资产、合同等全部原始凭证和文件资料，配合审计工作。

5. Financial audit

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A, B, C the three parties signed an equity transfer agreement party B & C can be delegated to a professional accountant lawyers and other professionals to conduct financial audit of the target company, legal research and site visits, but all costs bear by the party B & C. Party A shall notify the target company responsible person to the party B.

Party C mutually appointed audit team and provide all kind of licenses, financial assets, contracts, and all original documents and documents related with the audit work.

六、法律手续交接

6. Legal procedure for handover

6.1 甲、乙、丙三方共同确认，在双方签署本股权及知识产权转让协议，甲方收到首笔转让价款之日为三方交接日，暂定为2012年4月30日。

6.1: A, B, C tripartite confirmed that the two sides signed the equity and intellectual property transfer agreement. Party A date of receipt of the initial transfer money for tripartite handover date is tentatively scheduled for April 30, 2012.

6.2 自交接日之日开始，甲方应向乙方移交目标公司下列全部资料并与乙方共同妥善办理各项工作交接：

6.2: Since the handover date, Party A shall transfer all of the following information of the target company to party B to properly handle the transfer of work.

6.2.1目标公司真实、完整的资产清单和财务报表，审计报告、资信评估资料以及提交给美国证券机构的所有报表和资料副本；

6.2.1: The target company complete the true list of assets and financial statements, Audit reports, Credit rating information and submitted to the U.S. Securities and institutions of all statements and information copies.

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6.2.2产品设计、产品规格、生产工艺、技术图纸等全部技术资料，并保证该资料需真实、准确、完整；

6.2.2: Product design, product specifications, production process, technical drawings and other technical information and to ensure that the information should be true, accurate and complete.

6.2.3销售渠道、客户资料和尚未履行完毕的销售合同、采购合同及协议项下的权利；

6.2.3: Sales channels, customer information and has not been fully performed the contract of sale procurement contracts and Copy rights under the agreement.

6.2.4原料供应渠道及原料供应商的详细资料；

6.2.4: Details of the supply channels of raw materials and raw materials suppliers.

6.2.5原材料和产成品等存货；

6.2.5: Raw materials and finished goods inventories.

6.2.6商标、专有技术和专利。

6.2.6: Trademark, proprietary technology and patents.

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6.3自交接日之日开始，乙方自由任命和指派新的目标公司董事会成员、管理团队和相关人员进驻目标公司进行相关经营、管理工作；甲方委派的董事长同时辞职，但不涉及任何离职补偿金。

6.3: From the date of the handover Party B is free to appoint and assign a new member for the board of directors of the Target Company, management team and related personnel stationed in the target company management, administration work. Party A appointed chairman has to resign at the same time but do not take any compensation.

6.4任何一方未能按约定履行相关义务则视为违约，根据本协议第八条之规定承担违约责任。

6.4: Any party fails to perform the relevant obligations are considered liable for breach the contract in accordance with the provisions of Article VIII of this Agreement.

七、三方承诺

7. Tripartite commitment

7.1 法律资格

7.1: Legal qualifications

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7.1.1甲方保证目标公司为依照中国法律设立并有效存续的，具有按其营业执照进行正常合法经营所需的全部有效的政府批文、证件和许可。

7.1.1: Party A to ensure that the target company established in accordance with Chinese law and validly existing, has its business license, the normal legitimate business required all government approvals, certificates and permits.

7.1.2甲方保证按本协议第一条转让给乙方和丙方的股权和知识产权是甲方合法持有的股权和知识产权并拥有合法处置权；甲方保证对本次所转让的股权和知识产权没有设置任何形式的担保和其他权利限制，本次转让的股权和知识产权免遭任何第三人的追索，否则，甲方承担由此而引起的所有经济和法律责任。

7.1.2: Party A guarantees under this Agreement to transfer Party B and Party C's equity and intellectual property and Party A is legally holder of the shares and intellectual property rights and the legitimate right of disposition, Party  A  ensure that this transfer of equity and intellectual property is not set any form of guarantees and the right to limit the transfer of equity and intellectual property rights against any third party, otherwise, Party A shall bear all the  economic and legal responsibilities.

7.1.3 甲、乙丙三方拥有订立和履行该协议所需的权力，并保证本协议能够对三方具有法律约束力；三方签订和履行该协议已经获得一切必需的授权，三方在本协议上签字的代表已经获得授权签署本协议，并具有法律约束力。

7.1.3: A, B & C tripartite with the necessary powers to entering into and performance of the agreement and to ensure that this Agreement is legally binding on the tripartite. Signed by the three parties and to fulfill the agreement and has received all the necessary authorization. The tripartite agreement signed by representatives authorized to sign this Agreement, and has a legally binding.

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7.1.4目标公司在交易前所应承担的经济、法律责任或不良后果或政府职能部门向目标公司追索的罚款由甲方承担。

7.1.4: The target company should bear the financial, liability, fines or adverse consequences or government departments recourse to the target company before the transaction from party A.

7.2 财务事项

7.2: Financial matters

7.2.1甲方已将目标公司有关财务资料和会计报表全面、真实、准确地披露给乙方和丙方，并保证本协议所涉公司资产及负债状况真实、完整、无遗漏，并无任何误导性陈述。

7.2.1: Party A has the target company full financial data and accounting statements, truthful and accurate disclosure to the Party B and Party C, and to ensure that assets and liabilities of the companies involved in this agreement is true, complete, exhaustive, and there is no misleading statements.

7.2.2 甲方从未就公司的资产状况、经营状况或经营前景向乙方和丙方进行任何不实或有误导性的陈述。

7.2.2: Party A has never been the company's asset position, operating condition or business prospects of any false or misleading statement to Party B and Party C.

7.3 公司资产

7.3: Company assets

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7.3.1甲方保证没有涉及任何未了结的、可能发生的以甲方为一方或使甲方及其财产受约束的，可能对甲方履行本协议规定的义务产生实质性不利影响的诉讼、仲裁、行政处罚或其它法律程序。

7.3.1: Party A to ensure that does not involve any litigation pending may occur in the Party A as the party or the Party A and its property is bound, it may have a material adverse impact on the Party A to fulfill the obligations under this Agreement, arbitration, administrative penalties  or other legal proceedings.

7.3.2甲方确保任何第三方对于公司所有的资产不存在任何他项权利，不存在任何潜在的权利争议或纠纷，也不存在任何行政、司法部门对这些资产的强制收购、查封、征用、开发等的提议、通知、命令、裁定、判决等。

7.3.2: Party A has to ensure that there are no other rights of any third party for all of the assets of the company, does not exist any potential right to dispute or disputes, nor is there any administration, the judiciary, the compulsory acquisition of these assets, seizure, requisition, development proposal, notice, order, ruling or judgment.

7.3.3甲方承诺对完成股权转让、过户手续之前目标公司的或有负债（对外担保、贷款、抵押等）承担全部责任，并以公司名义作为担保。

7.3.3: Party A promises to take full responsibility for the completion of the transfer of shares, transfer procedures before the target company or liabilities (external guarantees, loans, mortgages, etc.), and to the name of the company as a guarantee.

7.4 合同

7.4: Contract

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7.4.1甲方声明其在本协议签署之前已向乙方和丙方告知并出示了全部有关公司正在履行及将要履行的合同（见附件）。

7.4.1: Party A statement has been in prior to the signing of this Agreement by Party B and Party C to inform and produce all relevant performance and will have to honor the contract (see annex).

7.4.2 除前款所述的合同外，公司不存在任何其他义务性的或异常的、非正常交易的合同、协议等。

7.4.2: In addition to the contract described in the preceding paragraph company does not exist any other obligation or abnormal transactions contracts, agreements, etc.

7.5 甲方保证，在本协议签署后至营业执照变更之日，目标公司不再进行任何投资、举债、对外担保、资产买卖行为。

7.5: Party A guarantees that, after the signing of this Agreement change the business license date. The target company has no longer any investment, debt, external guarantees asset sale and purchase acts.

7.6甲方保证，在三方办理交接日之前目标公司的生产经营遵守国家相关法律法规的要求并对此承担经济和法律责任；目标公司转让后所产生的经济和法律责任由乙方和丙方承担。

7.6: Party A guarantees that, the target company prior to the tripartite handle the transfer of production and operation to comply with the requirements of relevant state laws and regulations and to have to bear the economic and legal responsibilities. The

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target company after the transfer of economic and legal responsibility borne by Party B and Party C

7.7 乙方保证，按照以上4.1和4.2条款约定退回735万股股票并按期支付股权转让款。

7.7: Party B to ensure that, return back 7.35 million shares and to pay equity transfer schedule agreed upon in accordance with terms of 4.1 and 4.2.

7.8 丙方保证，按照以上4.3条款约定退回220万股股票。

7.8: Party C guarantee, in accordance with 4.3 the terms of the agreement to return 220 wan million shares.

7.9 乙方承诺,在未付清股权转让价款前，乙方不得对目标公司的股份100%进行出让、抵押或资产重组，否则视为乙方单方违约。

7.9: Party B promises, before the equity transfer price is not paid, Party B shall not transfer 100% of the target company's shares. Mortgage or asset restructuring, otherwise, Party B will be deemed a unilateral breach the contract.

7.10 乙方承诺，其股东蒋秀、李廷义和其他关联人以其个人房产、车辆和其它个人资产对本次股权转让进行无限责任担保，直至本交易项下的现金部分全部支付完毕；本担保需要在深圳市公证处办理法律公证手续，公证费用由双方各承担50% 。

7.10: Party B promises, Jiang Xiu its shareholders Li Tingyi and other related personal property, vehicles and other personal assets during the equity transfer with unlimited liability guarantee. Until this transaction under the cash portion is fully paid, this warranty is in Shenzhen Notary Public Office to apply for notaries procedures. Notary fees from each party to bear 50%

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7.11 乙方承诺，目标公司在2011年申请的各项政府资助资金（孔雀计划、发改委、科技局等）到帐后，无条件及时划转到甲方指定的人民币账户，如涉及到税金或政府考核部分费用，由甲方承担；乙方不得截留挪用，否则视为乙方违约。如因此而产生的不良后果和责任概由甲方承担。

7.11: Party B promises, the target company in 2011 for the government-funded capital (Peacocks plan, Development and Reform Commission, Science and Technology Bureau, etc.) upon receipt, unconditionally and timely transfer to the RMB account specified by the Party A, If it comes to taxes or government assessment part of the cost, borne by the Party A, Party B shall not be withheld misappropriated, otherwise party B will be deemed to breach of contract. If the resulting adverse consequences and liability shall be borne by the Party A

7.12 乙方承诺在目标公司股权变更后，及时变更任何以原目标公司的名义设立的网站、邮箱、广告、宣传品等对外宣传资料（其中www.anvsg.cn邮箱和网站可继续使用6个月），不得再以任何形式利用原目标公司的名称对外宣传。

7.12: Party B promises after changing the target company equity, soon change and established the name of the original target company website, E- Mail, advertising, promotional materials and outdoor publicity information (including www.anvsg.cn mailboxes and Web sites can continue to use 6 months). Shall not original name of the target company for outdoor publicity in any form

7.13本协议签订后，涉及乙方和丙方的所有事务由乙、丙双方自行解决，甲方不负任何责任。

7.13: After the signing of this Agreement, all matters related to Party B and Party C from B and C both sides to resolve, Party A shall not be liable for any liability.

八、违约责任

8. Breach of contract

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在三方正式签署本《股权及知识产权转让协议》后：

Formally signed the tripartite "Equity and Intellectual Property Transfer Agreement"

8.1 如果在本协议签订后30日内因为特殊原因未获得甲方母公司董事会和股东会表决通过，本协议自动失效，不存在甲方违约，甲方也不需要承担任何赔偿责任；双方可以按照甲方母公司董事会和股东会的要求及时修改本协议条款，直至获得甲方母公司董事会和股东会的表决通过。

8.1: Within 30 days after the signing of this agreement due to special reasons not agreed by the Party A the parent company board of directors and shareholders will vote, the agreement automatically lapse, there is no Party A breach of contract, Party A does not need to assume any liability  the two sides in accordance with Party A the parent company board of directors and the shareholder's request modify the terms of this Agreement until the Party A  the parent company board of directors and shareholders approve by vote.

8.2任何一方在本协议中所作承诺和保证失实或一方违反本协议规定的义务且经对方书面通知后十（10）日内仍不采取有效补救措施的，违约方应就其违约行为根据本协议8.3条的约定承担赔偿责任。

8.2: Any party to the commitments made in this Agreement and to ensure that inaccurate or any party in violation of the obligations under this Agreement and not taken by the other party written notice within ten (10) days after the effective remedies, the defaulting party liable for compensation on such breach under this Agreement 8.3 convention.

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8.3任何一方违反本协议的约定应向守约方支付违约金，违约金为本交易标底价格的10%。

8.3: Any party to the agreement in violation of this Agreement shall observant party to pay liquidated damages, breach of contract as10% of the base price of the transaction price.

8.3 如乙方未能按照本协议第4.2条款约定的日期支付股权转让款，逾期滞纳金按照当其付款额每日0.1%计算，逾期超过30天，视为乙方违约，乙方除需要按日交纳滞纳金外，尚需按照本协议 8.3条款支付给甲方违约金，同时甲方有权按照本协议要求乙方一次性支付全部余款，乙方拒不支付的，甲方可以按照本协议地7.8条款申请深圳市人民法院法院进行资产保全，强制执行。

8.3: If Party B is not in accordance with this Agreement 4.2 the date agreed upon under subsection pay equity transfer of late fees in accordance with 0.1 percent per day. Late for more than 30 days party B will be deemed to breach of contract. Party B in addition to pay daily basis late fees breach of contract to the Party A in accordance with 8.3 of the provisions of this Agreement. Party A is entitled to require Party B in accordance with this Agreement, one-time pay the full balance, if Party B refused to pay Party A may in accordance with 7.8 the terms of this Agreement to apply for the Shenzhen Municipal People's Court for asset preservation to enforce.

九、适用法律和争议的解决

9. Applicable Law and Dispute to solve

9.1 本协议的订立和履行适用中国法律，并依据中国法律解释。

9.1: This Agreement and compliance with applicable Chinese laws and to explained in accordance with Chinese law.

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9.2 甲、乙、丙方三方之间产生于本协议或与本协议有关的争议，应首先通过友好协商的方式解决。如在争议发生之日起60日内仍不能通过协商解决该争议，任何一方有权将争议向人民法院提请诉讼。

9.2: Party A, B & C the three parties in this Agreement or relating to this Agreement the dispute should be to solve through friendly consultations. If within 60 days from the date of the dispute has arisen, are still can not resolve the dispute, any party entitled to the dispute to the people's court to draw the proceedings.

十、其他

10. Others

10.1在本次股权转让及资产交割按照有关规定公开披露之前，三方参与此次股权转让及资产交割的人员对本协议所涉及的一切事项均负有保密义务, 因任何一方的有关人员泄密而造成的后果应由其承担一切责任。

10.1: The consequences of this equity transfer and delivery of assets before the public disclosure in accordance with the relevant provisions of the tripartite participation of the share transfer and delivery of assets, all matters covered by this Agreement are confidential obligation on any party personnel leaks caused should be bear all the responsibility.

10.2若本协议内的任何一项或多项规定于任何方面在适用法律上被视为无效、不合法或不能执行，则本协议内的其余规定的有效性、合法性及可执行性将不受任何影响或其效力将不被削弱。

10.2: If any one or more provisions of this Agreement in any respect on the applicable law be deemed invalid, illegal or unenforceable, the validity, legality and enforceability of

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the remaining provisions of this Agreement will not be any impact or effectiveness will not be weakened.

10.3目标公司与李廷义于2011年11月30日签订的《目标考核协议》在本协议签订后并经过甲方母公司董事会和股东会正式批准后自动终止；如本协议签署后30日内未获得甲方母公司董事会和股东会批准，本协议自动失效，目标公司与李廷义于2011年11月30日签订的《目标考核协议》继续有效执行。

10.3: Target assessment agreement "was signed on November 30, 2011, by the target company and Li Tingyi after the signing of this agreement and Party A parent company board of directors and shareholders will be formally approved and automatically terminated such as within 30 days after the signing of this Agreement of Party A parent company board of directors and shareholders approved the agreement automatically lapse, the target company and Li Tingyi target assessment agreement "was signed on November 30, 2011, continue to implement effectively.

10.4 本协议正本一式三份，以中文为有效法律文本，由甲、乙、丙三方各持一份,每份正本均具有同等法律效力。本协议未尽事宜由甲、乙、丙三方协商解决。

（以下无正文）

10.4: The original of these Agreement three copies, the Chinese version is as a valid legal text, by A, B, C, the three parties keep one copy and each of the original have the same legal effect. The issues covered in this Agreement by the A, B, C tripartite consultation.

(No text)

三方签署：

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Signed by three parties:

 甲方：美国安维安防集团（亚洲）有限公司（盖章）

 全权代表：

Plenipotentiary:

Party A: ANV Security Group (Asia) Limited (Seal)

乙方：香港安普威视科技有限公司 ( 盖章)

        全权代表：

 Party B: Aopvision Science and Technology Co., Ltd. Hong Kong (Seal)

Plenipotentiary:

丙方：卜正武

Party C: Pu Zheng Wu

   签字：

Signature:

签约时间: 2012年4月24日

Signing Time: April 24, 2012

签约地点:  中国深圳市

Place of signing: Shenzhen China

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附件:

Attachment:

1)

甲、乙双方的营业执照、商业登记证和股东名单、丙方的身份证复印件

1. A and B side’s business license, business registration certificate and list of shareholders Party C ID card copy

2)

目标公司的财务报表、资产清单等

2. Target company's financial reports & list of assets

3)

2012年3月31日财务报表

3. Financial statements of March 31, 2012

***********************

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